[CDC NVEST FUNDS LOGO]





CDC Nvest Municipal Income Fund

CDC Nvest Massachusetts Tax Free Income Fund






Annual Report
December 31, 2001


See Page 27 for Supplement to the Prospectus.

                               TABLE OF CONTENTS


Annual Report December 31, 2001
--------------------------------------------------------------------------------

President's Letter ............................................................1

Economic Update ...............................................................2

Portfolio Manager's Commentary and Performance

        CDC Nvest Municipal Income Fund .......................................4

        CDC Nvest Massachusetts Tax Free Income Fund ..........................6

Risks of the CDC Nvest Tax Free Income Funds ..................................8

Financial Statements

Schedules of Investments

        CDC Nvest Municipal Income Fund .......................................9

        CDC Nvest Massachusetts Tax Free Income Fund .........................11

Statements of Assets and Liabilities .........................................13

Statements of Operations .....................................................14

Statements of Changes in Net Assets ..........................................15

Financial Highlights .........................................................16

Notes to Financial Statements ................................................18

Report of Independent Accountants ............................................23

Additional Information .......................................................24

Supplement to the Prospectus .................................................27

Trustees' Information ........................................................28

                               PRESIDENT'S LETTER

                                                                   February 2002
--------------------------------------------------------------------------------


[John T. Hailer picture omitted]
President and Trustee
CDC Nvest Funds


[sidebar]
While 2002 looks promising to many observers, every investor should be prepared for volatility and shifting market trends. At CDC Nvest Funds, we recognize that today, more than ever, investors need to build a diversified portfolio.
[end sidebar]


Dear Shareholder:

The past 12 months have been difficult for investors. September 11, the first recession in 10 years, and continuing market volatility have taken their toll on the financial markets. While 2002 looks promising to many observers, every investor should be prepared for volatility and shifting market trends. At CDC Nvest Funds, we recognize that today, more than ever, investors need to build a diversified portfolio. That's why we seek to provide a high level of diversification through our multi-manager approach.

In 2001, we built on our commitment to diversification by introducing several new equity funds. We also strengthened some of our established funds with new, talented management teams, merged some funds and modified the objectives of others. This report gives you a chance to get to know a little more about the new managers, their strategies and unique perspectives.

On the service side, we also worked to give you and your financial advisor easier access to information and to improve your understanding of your CDC Nvest Funds accounts. Confirmation and quarterly statements are now cleaner and easier to read. Our website, www.cdcnvestfunds.com, now includes extensive account access features, allowing you to perform such tasks as setting up automatic investment plans online.

We believe the broad diversification and quality services we offer make it easier for you and your financial advisor to match our resources with your needs. And our affiliation with CDC IXIS Asset Management - one of the 25 largest investment management firms in the world, with $290 billion in assets as of the end of December - is helping us extend the depth and range of products we offer. The result is a family of mutual funds that spans a wide range of investment objectives and management styles, drawing on the talent of multiple firms.

In addition to our commitment to providing the tools you may need to help achieve your financial goals, we believe strongly in the value your financial advisor can provide. As a professional trained in the financial markets, your advisor can make sure you understand the risks and potential benefits of different funds or strategies. But perhaps most important, as a dispassionate counselor, your advisor can give you the confidence you need to weather the difficult periods and capture the new opportunities that lie ahead, helping to keep your long-term financial plans on track.

Sincerely yours,

/s/ John T. Hailer
------------------
John T. Hailer

                                ECONOMIC UPDATE


February 2002
--------------------------------------------------------------------------------

In 2001: The longest economic expansion in U.S. history officially came to an end. The National Bureau of Economic Research announced in November that a recession officially began in March. Gross Domestic Product (GDP) numbers for the third quarter revealed a contraction of -1.3% - the first such decline in a decade. Reflecting the growing interdependence of world economies, for the first time in 30 years the economies of Europe, Japan and the U.S. all declined at the same time.


Equities
Stock prices experienced their worst two-year stretch in nearly 30 years. The terrorist attacks of September 11 prompted a four-day halt in U.S. equities trading - the longest such stoppage since the great depression. When trading reopened on September 17, the Dow Jones Industrial Average staged its biggest one-day point drop in history, and then rebounded on hopes of a rapid economic recovery, rising 22% from the September 21 low. Trading volume on the New York Stock Exchange reached a record high for the year. Enron, one of the largest companies in the U.S., ended the year in bankruptcy.

Fixed-income Although bonds beat stocks for the second consecutive year, the market was extremely volatile. The Federal Reserve Board sliced the federal-funds interest rate 11 times, bringing it down to 1.75% - a level not seen since the early '60s. Sales of 30-year Treasury bonds - a bond market bellweather for many years - were suspended indefinitely, creating a short-lived spike in long-term bond prices. During the last quarter of the year, bond prices took their worst beating in more than a decade, amid expectations that the economy might come roaring back to life, setting off a new round of inflation. The difference in yield between low- and high-quality bonds was wider than it has been in ten years at the end of 2001.

                             2001 YIELD COMPARISONS
                     Yields on High- vs. Low-Quality Bonds


Jan       6.81      5.23
Feb       6.7       5.07
Mar       6.64      4.98
Apr       6.75      5.18
May       6.69      5.18
Jun       6.7       5.2
Jul       6.28      4.78
Aug       6.14      4.64
Sep       6.09      4.14
Oct       5.77      3.74
Nov       6.03      4.17
Dec       6.23      4.38


1.58  1.63  1.66   1.57   1.51   1.50   1.50   1.50   1.95   2.03   1.86   1.85
Jan   Feb   Mar    Apr    May    Jun    Jul    Aug    Sep    Oct    Nov    Dec




              [ ] LB Credit Index        [ ] LB Government Index


The chart shows that, although the bond markets respond to the same stimuli, the level of their response varies. For example, the surprise suspension of sales on 30-year Treasuries sent yields on all bonds down, but government bonds responded more strongly, causing the "spread," or difference in yield between government and corporate bonds to widen. The chart compares yields at the end of each month on two indexes: Lehman Brothers Credit Index, an unmanaged index of corporate bonds with an average maturity of 9.9 years, and Lehman Brothers Government Bond Index, which includes all government securities and has an average maturity of
8.3 years. You may not invest directly in any index. Source: Bloomberg L.P.

                                ECONOMIC UPDATE

                                                                   February 2002
--------------------------------------------------------------------------------

Recovery
Yet, despite all the difficulties, resilient is a word being used to describe the current state of the U.S. economy and its citizens. Consumer spending, which represents two-thirds of the economy, showed signs of improving. Although the unemployment rate reached 5.7% in November--the highest rate in six years--the Conference Board also announced a 14.2% increase in its Consumer Confidence Index in November, its first gain in six months. Auto sales increased due to zero percent financing incentives. Lower mortgage rates lifted housing starts, new home sales and refinancing activities. The productivity levels for November increased at the fastest pace in more than a year. Manufacturing orders for defense goods and durables rose. And inflation remained subdued at 1.5%.

Prospects
Expansions are a normal state for the economy, and most recessions are brief. The average length of a recession is 10 to 16 months, which would put us into the middle of 2002. Many economists predict that a combination of the Fed easing, a legislative stimulus package and low energy prices will lead to a faster recovery. Although many of the ingredients for economic recovery were coming together late last year, there are indications that it may be a different type of recovery than we've seen before. In the past, consumer spending usually provided the stimulus that got the economy moving again. However, this time consumers continued to spend at a relatively high rate during most of last year. What's more, the downturn was led by a collapse in capital spending by businesses. In the wake of sluggish or declining profits, it is difficult to expect corporate America to lead a brisk revival in the economy. On the other hand, inventories are low, and manufacturers in some sectors may need to hire back workers.

As usual, there are many unanswered questions. How low will the Federal Reserve take interest rates? Can a fiscal stimulus package pass into law in time to be effective? Will oil prices stabilize near their recent, low levels? Will unemployment continue to rise? Will there be additional terrorist attacks on the U.S.? How long will the war on terrorism last and what will be the cost, in both psychological and financial terms? The answers to these questions will further test the resiliency of the economy. Most investment counselors caution investors to set realistic goals, diversify their investments and prepare for a recovery in the markets and the economy, although at a slower pace than in the exuberant '90s.

                                    REAL GDP
                               A Decade of Change


                                    -0.5
                                       3
                                     2.7
                                       4
                                     2.7
                                     3.6
                                     4.4
                                     4.3
                                     4.1
                                     4.1
                                     0.5


The chart shows the average annual change in real Gross Domestic Product each year since 1991--one of the longest periods in history without a recession. The chart includes a contraction of -1.3% in the third quarter of 2001 and an estimated +0.2% fourth-quarter increase announced in January, for total change of +0.5% estimated for the full year. Calculated by the U.S. Bureau of Labor Statistics, real GDP is a measure of the total market value of all final goods and services produced in the U.S. in a given year, adjusted for inflation.

                        CDC NVEST MUNICIPAL INCOME FUND

Portfolio Profile                                          Management Discussion
--------------------------------------------------------------------------------

For the year ended December 31, 2001, the total return on CDC Nvest Municipal Income Fund was 3.00%, based on the net asset value of Class A shares, including $0.36 in reinvested dividends. Lehman Brothers Municipal Bond Index had a total return of 5.13% for the same period, and the average return on the funds in Morningstar's Muni National Long category was 4.10%.

As of December 31, 2001, the fund's 30-day SEC yield for Class A shares was 4.61%, which is equivalent to a taxable yield of 7.57% based on the 39.1% maximum federal tax rate in effect for 2001.

INTENSE ACTIVITY MARKS BOND MARKET IN 2001
The past year was one of the most eventful periods in history. The Federal Reserve Board cut interest rates 11 times, reducing short-term interest rates by 4.75% for the year, to 1.75% - the lowest level in 40 years. Even so, the economy spiraled downward into a recession. Although longer-maturity bonds were volatile, they ended the year close to where they began, reflecting investors' fears that the Fed's policies might ultimately lead to a surge in inflation.

The tragic events of September 11 caused the yield curve on Treasury securities to steepen dramatically - widening the gap between long- and short-term interest rates - as investors clamored for the relative safety of short-term securities. At the end of October, a surprise announcement by the Treasury that it was suspending sales of its 30-year bonds caused a sharp spike in prices of long-term bonds, as yields fell sharply. However, by early November long-term rates began to rise again, ending the price rally.

The municipal yield curve steepened along with the Treasury curve, and the year finished with the widest gap in yields between 10- and 30-year issues since 1993. The going rate for one-year municipal bonds was under 2% at year end, identical to the yield on taxable commercial paper. The rise in long-term Treasury yields at year end, combined with a huge supply of new municipal issues in the fourth quarter and a decline in demand, pushed rates back up. By December 31, 2001, long-term, high-grade (AA rated) municipal bonds were back close to where they had been at the beginning of the year.

AIRLINE BONDS HURT IN 2001, COULD HELP IN 2002
As interest rates fell in the third quarter of 2001, we lengthened the fund's average maturity to capture potential price appreciation and enhance income. We also eliminated several New York bonds, which we had viewed as overvalued even prior to September 11. Our timing proved to be prudent. Nonetheless, in the wake of the terrorist attacks, CDC Nvest Municipal Income Fund's airline-related holdings fell sharply in value. The fund still holds tax-exempt securities related to American Airlines, United and Delta, as well as Federal Express. Although the major bond rating agencies still give Federal Express an investment-grade rating, bonds involving specific airlines are now rated below investment grade.

Despite the negative impact these holdings had on the value of fund shares, we believe they will provide a springboard for better performance in 2002. We also began re-allocating some assets to the New York market in November to capitalize on high yields. Although interest rates in general have risen since the purchases, these bonds have held their value well relative to the national market. The fund's average quality was A1 at the end of December, compared with A at the beginning of the year, reflecting lowered ratings on its airline holdings.

FED EXPECTED TO SHIFT TO NEUTRAL
We believe the supply of new issues will continue to be large, but strong demand should produce attractive returns. We also expect the Fed to shift back to a more neutral stance. Overall, our outlook for long-term municipal bonds, and for CDC Nvest Municipal Income Fund, is positive for 2002.

[sidebar]
Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

Strategy:
Invests primarily in municipal securities issued by state and local governments

Inception Date:
May 9, 1977

Manager:
Kent P. Newmark
Loomis, Sayles & Company, L.P.

Symbols:
Class A NEFTX
Class B NETBX

Net Asset Value
Per Share: (December 31, 2001)
Class A $7.25
Class B $7.25
[end sidebar]

                        CDC NVEST MUNICIPAL INCOME FUND

Investment Results through December 31, 2001   Portfolio as of December 31, 2001
--------------------------------------------------------------------------------

Performance in Perspective
The charts comparing CDC Nvest Municipal Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.


                Growth of a $10,000 Investment in Class A Shares

                 NAV            MSC            LB Muni Bond
        12/31/91         10000           9550          10000
                          9973           9524       10022.81
                          9987           9538       10026.22
                         10000           9550       10029.96
                         10075           9622       10119.17
                         10215           9756       10238.34
        6/30/92          10405           9936       10409.94
                         10757          10273       10722.17
                         10592          10115       10617.64
                         10626          10148        10687.1
                         10445           9975       10581.89
                         10715          10232       10771.54
       12/31/92          10869          10380       10881.51
                         10959          10466       11008.17
                         11386          10873        11406.2
                         11259          10753       11285.67
                         11389          10877       11399.39
                         11443          10928        11463.4
        6/30/93          11638          11114       11655.09
                         11651          11127       11670.07
                         11896          11360       11913.18
                         12009          11469       12049.03
                         12038          11496       12072.19
                         11917          11381       11965.61
       12/31/93          12191          11643       12218.25
                         12335          11780       12357.85
                         11982          11443        12037.8
                         11393          10881        11547.5
                         11433          10918       11645.56
                         11548          11028       11746.34
        6/30/94          11473          10957        11674.5
                         11685          11159       11888.67
                         11722          11194       11929.86
                         11518          11000       11754.86
                         11265          10758       11546.14
                         10929          10437       11337.08
       12/31/94          11217          10712       11586.66
                         11608          11086       11917.95
                         12011          11470       12264.56
                         12166          11619       12405.52
                         12190          11641       12420.16
                         12530          11966       12816.48
        6/30/95          12369          11812       12704.46
                         12477          11915       12824.65
                         12568          12002       12987.41
                         12660          12090       13069.46
                         12837          12259       13259.45
                         13050          12462       13479.75
       12/31/95          13149          12558       13609.13
                         13253          12657       13711.96
                         13173          12581       13619.34
                         13023          12437       13445.36
                         12995          12411       13407.22
                         12985          12400       13402.12
        6/30/96          13133          12542       13548.18
                         13229          12634       13670.76
                         13219          12624       13667.69
                         13441          12836        13858.7
                         13592          12981       14015.33
                         13799          13178       14272.05
       12/31/96          13758          13139       14211.79
                         13772          13152       14238.68
                         13894          13269       14369.43
                         13717          13100       14177.74
                         13817          13196       14296.57
                         13974          13345       14511.75
        6/30/97          14168          13530       14666.33
                         14551          13896       15072.53
                         14464          13813       14931.23
                         14585          13929       15108.28
                         14688          14027       15205.66
                         14734          14071        15295.2
       12/31/97          14937          14265       15518.22
                         15123          14442       15678.25
                         15168          14486       15683.01
                         15192          14508       15696.97
                         15120          14439       15626.15
                         15282          14595       15873.35
        6/30/98          15347          14657          15936
                         15373          14681       15975.83
                         15577          14876       16222.68
                         15703          14996       16424.93
                         15649          14945       16424.59
                         15715          15008       16482.13
       12/31/98          15733          15025       16523.67
                         15888          15173       16720.13
                         15855          15142       16647.27
                         15861          15147       16670.08
                         15908          15193       16711.62
                         15853          15139       16614.92
        6/30/99          15673          14967        16375.9
                         15720          15013       16435.48
                         15560          14860       16303.72
                         15566          14866       16310.53
                         15341          14650       16133.82
                         15485          14788       16305.42
       12/31/99          15300          14611       16183.87
                         15218          14533       16113.39
                         15386          14694       16300.65
                         15623          14920        16656.8
                         15537          14837        16558.4
                         15493          14796       16472.25
        6/30/00          15776          15066       16908.75
                         15951          15233       17144.03
                         16170          15443       17408.24
                         16126          15401       17317.67
                         16259          15528       17506.64
                         16370          15634       17639.09
       12/31/00          16640          15891       18074.91
                         16756          16002          18254
                         16782          16027       18311.88
                         16921          16159          18476
                         16740          15987       18275.79
                         16899          16139       18472.59
        6/30/01          17035          16269       18596.19
                         17333          16553       18871.64
                         17609          16817        19182.5
                         17306          16528       19118.15
                         17540          16751       19345.93
                         17351          16570       19182.84
       12/31/01          17139          16368       19001.36


                 December 31, 1991 through December 31, 2001

               Net Asset Value(1)                        $17,135
               Maximum Sales Charge (2)                  $16,368
               Lehman Brothers Municipal Bond Index(4)   $19,001


The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.



                                 Credit Quality

                               [GRAPHIC OMITTED]


                                 A         9.4%
                                 AA       20.9%
                                 AAA      33.5%
                                 BB        7.0%
                                 BBB      23.9%
                                 NR        5.3%

Credit quality is based on bond ratings from Standard & Poor's



                               Effective Maturity

                       Less than 1 year              0.8%
                       1-5 years                    33.3%
                       6-10 years                   13.0%
                       10+ years                    52.9%

                      Average effective maturity: 15 years


See page 8 for information on the possible risks associated with an investment in this fund.



                Average Annual Total Returns - December 31, 2001
--------------------------------------------------------------------------------
Class A (Inception 5/9/77)         1 Year       5 Years       10 Years
Net Asset Value(1)                  3.00%        4.49%          5.53%
With Maximum Sales Charge(2)       -1.66         3.55           5.05
--------------------------------------------------------------------------------
Class B (Inception 9/13/93)        1 Year       5 Years    Since Inception
Net Asset Value(1)                  2.23%        3.71%          3.57%
With CDSC(3)                       -2.68         3.38           3.57
--------------------------------------------------------------------------------
                                                                      Since
                                                                      Class B
Comparative Performance           1 Year     5 Years    10 Years     Incept.(9)
Lehman Muncipal Bond Index(4)      5.13%       5.98%     6.63%         5.68%
Morningstar Muni National Long
 Fund Avg.(5)                      4.10        4.60      5.90          4.50
Lipper General Municipal Debt
 Funds Avg.(6)                     3.90        4.78      5.85          4.60


                         Yields as of December 31, 2001
--------------------------------------------------------------------------------
                                    Class A        Class B
SEC 30-day yield(7)                  4.61%          4.07%
Taxable equivalent yield(8)          7.57           6.68


The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.


Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market.

(5) Morningstar Muni National Long Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper General Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(7) SEC 30-Day Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(8) Taxable equivalent yield is based on the maximum federal income tax bracket of 39.1%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains distributions, if any, are subject to the capital gains tax.

(9)  Class B since-inception comparative performance is calculated from 9/30/93.

                  CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND

Portfolio Profile                                          Management Discussion
--------------------------------------------------------------------------------

CDC Nvest Massachusetts Tax Free Income Fund's total return for the 12 months ended December 31, 2001 was 3.21%, based on the net asset value of Class A shares, including $0.75 in reinvested dividends. The fund's benchmark, Lehman Brothers Municipal Bond Index, had a total return of 5.13% for the same period, while the return on the funds in Morningstar's Muni Single State Long category was 4.20%.

As of December 31, 2001, the fund's 30-day SEC yield for Class A shares was 4.24%, which is equivalent to a taxable yield of 7.38%, based on the combined 2001 maximum federal and Massachusetts state income tax rate of 42.51%.

ECONOMY ENDED YEAR IN RECESSION DESPITE RATE CUTS
In response to the slowing economy, the Federal Reserve Board cut short-term interest rates 11 times in 2001, lowering the Discount Rate from 6.5% to 1.75%. Even so, the year ended in a recession. Meanwhile, long-term bonds were extremely volatile, reflecting concerns that the Fed's efforts to stimulate the economy might ultimately lead to a surge in inflation.

The tragic events of September 11 prompted many investors to seek the relative safety of short-term securities. The resulting spike in demand caused the Treasury yield curve to steepen dramatically, as the difference between short- and long-term rates widened further. By the end of October, when the yield curve was at its steepest, the Treasury surprised investors by suspending sales of 30-year bonds. This triggered a sharp, short-lived price rally as long-term yields plummeted, only to rise again early in November.

The municipal yield curve steepened just as the Treasury curve did, and the year finished with the widest gap between 10- and 30-year issues since 1993. In the fourth quarter, the rise in Treasury yields, combined with an influx of new issues and a decline in demand, pushed municipal bond rates to their highest levels of the year.

LONG MATURITIES, TWO HIGH-YIELD BONDS, HURT FUND IN 2001
Our strategy during much of the year was to lengthen the portfolio's duration to
7.3 years, which makes the fund more sensitive to changes in interest rates, up or down. The result was positive for the fund's income stream but negative in terms of value this year. However, we expect the fund's relatively long duration to improve returns in 2002, provided the economy continues to recover and Fed policy shifts to a more neutral stance.

Some bonds issued for Denver Airport also hurt performance. We purchased these tax-exempt obligations after September 11 at a yield of 7.70%, which was significantly higher than comparable Massachusetts issues. The airline sector was subsequently downgraded by the major rating agencies, and the market value of the bonds declined further. However, people are already getting back into the air, and the federal airline relief package should have a positive impact on the industry going forward.

The overall quality of CDC Nvest Massachusetts Tax Free Income Fund's portfolio remains high despite its airline investment and one other higher-risk position:
Massachusetts State Development Finance Agency's Concord-Assabet Family Services. Although these bonds, issued at 5.90% and maturing in 2018, have held the fund back, we have been working closely with the issuer and received two payments to retire debt during the year.

COMMONWEALTH FACES FINANCIAL HURDLES
Declining tax revenues resulting from both the softened economy and voter-approved tax cuts are not likely to cover growing expenditures, so the state will have to draw on its reserves. Near-term financial hurdles include cost increases for the Central Artery Project (the Big Dig), as well as the recession. How Acting Governor Swift and her team respond will influence the state's financial performance in coming months. Long-term, its demographics and business mix should make Massachusetts resilient.


[sidebar]
Objective:
Seeks a high level of current income exempt from federal and Massachusetts personal income taxes

Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

Inception Date:
March 23, 1984

Manager:
Kent P. Newmark
Loomis, Sayles & Company, L.P.

Symbols:
Class A NEFMX
Class B NEMBX

Net Asset Value
Per Share:(December 31, 2001)
Class A $15.82
Class B $15.78
[end sidebar]

                  CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through December 31, 2001   Portfolio as of December 31, 2001
--------------------------------------------------------------------------------

Performance in Perspective
The charts comparing CDC Nvest Massachusetts Tax Free Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.



                Growth of a $10,000 Investment in Class A Shares

               NAV            MSC            LB Muni Bond
      12/31/91          10000           9575          10000
                        10047           9620       10022.81
                        10086           9658       10026.22
                        10094           9665       10029.96
                        10163           9732       10119.17
                        10294           9857       10238.34
       6/30/92          10475          10030       10409.94
                        10812          10353       10722.17
                        10679          10225       10617.64
                        10730          10274        10687.1
                        10561          10112       10581.89
                        10805          10346       10771.54
      12/31/92          10907          10444       10881.51
                        11042          10573       11008.17
                        11462          10975        11406.2
                        11359          10877       11285.67
                        11426          10940       11399.39
                        11496          11008        11463.4
       6/30/93          11699          11202       11655.09
                        11701          11204       11670.07
                        11947          11440       11913.18
                        12080          11567       12049.03
                        12095          11581       12072.19
                        11985          11475       11965.61
      12/31/93          12200          11681       12218.25
                        12361          11835       12357.85
                        12040          11528        12037.8
                        11454          10967        11547.5
                        11485          10997       11645.56
                        11591          11099       11746.34
       6/30/94          11489          11000        11674.5
                        11713          11215       11888.67
                        11737          11238       11929.86
                        11541          11050       11754.86
                        11263          10784       11546.14
                        10991          10524       11337.08
      12/31/94          11305          10824       11586.66
                        11690          11193       11917.95
                        12071          11558       12264.56
                        12158          11641       12405.52
                        12177          11660       12420.16
                        12562          12028       12816.48
       6/30/95          12367          11841       12704.46
                        12453          11924       12824.65
                        12602          12067       12987.41
                        12689          12150       13069.46
                        12902          12354       13259.45
                        13155          12596       13479.75
      12/31/95          13321          12755       13609.13
                        13364          12796       13711.96
                        13230          12668       13619.34
                        13065          12510       13445.36
                        13027          12474       13407.22
                        13045          12491       13402.12
       6/30/96          13169          12609       13548.18
                        13268          12704       13670.76
                        13262          12698       13667.69
                        13468          12896        13858.7
                        13610          13032       14015.33
                        13844          13255       14272.05
      12/31/96          13752          13168       14211.79
                        13777          13191       14238.68
                        13909          13318       14369.43
                        13751          13167       14177.74
                        13863          13274       14296.57
                        14060          13463       14511.75
       6/30/97          14207          13603       14666.33
                        14611          13990       15072.53
                        14476          13861       14931.23
                        14668          14044       15108.28
                        14739          14113       15205.66
                        14829          14198        15295.2
      12/31/97          15034          14395       15518.22
                        15155          14511       15678.25
                        15134          14491       15683.01
                        15092          14450       15696.97
                        15038          14399       15626.15
                        15270          14621       15873.35
       6/30/98          15324          14673          15936
                        15333          14681       15975.83
                        15577          14915       16222.68
                        15749          15080       16424.93
                        15685          15018       16424.59
                        15712          15045       16482.13
      12/31/98          15772          15102       16523.67
                        15953          15275       16720.13
                        15881          15206       16647.27
                        15862          15188       16670.08
                        15909          15233       16711.62
                        15805          15134       16614.92
       6/30/99          15548          14888        16375.9
                        15604          14940       16435.48
                        15382          14728       16303.72
                        15336          14684       16310.53
                        15122          14479       16133.82
                        15256          14607       16305.42
      12/31/99          15122          14480       16183.87
                        14999          14361       16113.39
                        15185          14540       16300.65
                        15470          14812        16656.8
                        15400          14745        16558.4
                        15339          14687       16472.25
       6/30/00          15648          14983       16908.75
                        15847          15174       17144.03
                        16045          15364       17408.24
                        15982          15302       17317.67
                        16110          15426       17506.64
                        16179          15491       17639.09
      12/31/00          16523          15821       18074.91
                        16580          15875          18254
                        16638          15931       18311.88
                        16633          15926          18476
                        16462          15762       18275.79
                        16622          15915       18472.59
       6/30/01          16740          16029       18596.19
                        16994          16272       18871.64
                        17313          16578        19182.5
                        17217          16485       19118.15
                        17377          16639       19345.93
                        17249          16516       19182.84
      12/31/01          17054          16330       19001.36


                  December 31, 1991 through December 31, 2001

                Net Asset Value(1)                        $17,054
                Maximum Sales Charge (2)                  $16,330
                Lehman Brothers Municipal Bond Index(5)   $19,001


The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.



                                 Credit Quality

                               [GRAPHIC OMITTED]


                                 A         6.8%
                                 AA       12.3%
                                 AAA      52.4%
                                 BB        7.2%
                                 BBB       8.8%
                                 NR       12.5%

Credit quality is based on bond ratings from Standard & Poor's


                               Effective Maturity

                       Less than 1 year             10.6%
                       1-5 years                     4.1%
                       6-10 years                   28.5%
                       10+ years                    56.8%

                      Average effective maturity: 14 years


See page 8 for information on the possible risks associated with an investment in this fund.


                 Average Annual Total Returns -- December 31, 2001
--------------------------------------------------------------------------------
Class A (Inception 3/23/84)        1 Year(4)       5 Years(4)      10 Years(4)
Net Asset Value(1)                  3.21%            4.40%            5.48%
With Maximum Sales Charge(2)       -1.16             3.50             5.02
--------------------------------------------------------------------------------
Class B (Inception 9/13/93)        1 Year(4)      5 Years(4)  Since Inception(4)
Net Asset Value(1)                  2.48%           3.72%           3.52%
With CDSC(3)                       -2.44            3.38            3.52
--------------------------------------------------------------------------------
                                                                      Since
                                                                     Class B
Comparative Performance            1 Year   5 Years   10 Years     Inception(10)
Lehman Municipal Bond Index(5)      5.13%    5.98%      6.63%         5.68%
Morningstar Muni Single State
 Long Fund Avg.(6)                  4.20     4.80       5.90          4.60
Lipper MA Municipal Debt Funds
 Average(7)                         4.11     4.86       6.04          4.62
--------------------------------------------------------------------------------


                         Yields as of December 31, 2001
--------------------------------------------------------------------------------
                                   Class A        Class B
SEC 30-day yield(8)                 4.24%           3.79%
Taxable equivalent yield(9)         7.38            6.59
--------------------------------------------------------------------------------

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.


Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.25%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Fund performance has been increased by voluntary expense waivers, without which performance would have been lower.

(5) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market.

(6) Morningstar Muni Single State Long Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(7) Lipper Massachusetts Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(8) SEC yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(9) Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 42.51%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

(10) Class B since-inception comparative performance is calculated from 9/30/93.

Risks of the CDC Nvest Tax Free Income Funds

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC Nvest Municipal Income Fund may invest a portion of its assets in lower rated bonds that offer higher yields in return for more risk. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT). This portfolio may also include U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed.

CDC Nvest Massachusetts Tax Free Income Fund is non-diversified; it concentrates its assets in a single state's securities, which can significantly affect your fund's performance and the value of your investment. The fund may invest a portion of assets in lower rated bonds that offer higher yields in return for more risk. Some income may be subject to federal and Massachusetts state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT). This portfolio may also include U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed.




--------------------------------------------------------------------------------
          NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

                MUNICIPAL INCOME FUND -- SCHEDULE OF INVESTMENTS


Investments as of December 31, 2001

Tax Exempt Obligations -- 98.4% of Total Net Assets

                                                                                Ratings(c)(unaudited)
                                                                                ---------------------
 Principal                                                                                  Standard
   Amount    Description                                                         Moody's    & Poor's          Value (a)
--------------------------------------------------------------------------------------------------------------------------
             Alaska - 0.2%
$  325,000   Alaska State Housing Finance Corp. Revenue Bond,
             6.500%, 6/01/2034, (MBIA insured) ................................     Aaa         AAA         $    329,911

             California - 10.4%
 2,000,000   California Pollution Control Finance Authority
             Revenue Bond,
             7.150%, 2/01/2011 ................................................     Ba1         BBB            2,052,360
 3,000,000   California State,
             4.250%, 10/01/2026 ...............................................     Aaa         AAA            2,535,660
 2,000,000   California State General Obligation Bond,
             5.125%, 6/01/2027 ................................................     A1           A+            1,959,540
 1,500,000   Foothill/Eastern Transportation Corridor Agency
             Revenue Bond,
             6.500%, 1/01/2032 ................................................     Aaa         AAA            1,707,405
 2,000,000   Los Angeles California Department Water & Power,
             5.000%, 7/01/2024 ................................................     Aaa         AAA            1,965,520
 2,000,000   Los Angeles Convention & Exhibition Center Authority
             Pre-Refunded Certificate of Participation,
             9.000%, 12/01/2020 ...............................................     Aaa         AAA            2,442,660
 3,000,000   Sacramento Power Authority Revenue Bond,
             6.000%, 7/01/2022 ................................................      -         BBB-            3,137,490
                                                                                                            ------------
                                                                                                              15,800,635
                                                                                                            ------------

             Colorado - 1.2%
 1,655,000   Denver City & County Airport Revenue Bond,
             7.500%, 11/15/2023 ...............................................     A2          A              1,788,095

             Florida - 2.0%
 3,000,000   Escambia County Pollution Control,
             6.900%, 8/01/2022 ................................................    Baa2         BBB            3,121,020

             Georgia - 3.4%
 5,000,000   Atlanta Water Revenue,
             5.000%, 11/01/2038 ...............................................     Aaa         AAA            4,727,000
   500,000   Fulton County Water & Sewage Revenue,
             4.750%, 1/01/2028 ................................................     Aaa         AAA              460,770
                                                                                                            ------------
                                                                                                               5,187,770
                                                                                                            ------------

             Illinois - 10.3%
 2,500,000   Chicago Illinois Ohare International Airport Special,
             6.100%, 11/01/2035 ...............................................     B2           -             1,568,250
 2,790,000   Chicago Illinois Ohare International Airport Special,
             6.450%, 5/01/2018 ................................................     B1          BB+            2,419,767
 3,000,000   Cook County Illinois,
             5.000%, 11/15/2028 ...............................................     Aaa         AAA            2,818,560
 2,500,000   Illinois Development Finance Authority Pollution
             Control Revenue Bond, 7.375%, 7/01/2021 ..........................    Baa2        BBB+            2,792,350
 3,000,000   Illinois Educational Facilities Authority Revenues,
             5.125%, 7/01/2038 ................................................     Aa1         AA             2,819,220
 3,250,000   O'Hare International Airport Revenue Bond,
             8.200%, 12/01/2024 ...............................................     B1          BB             3,249,610
                                                                                                            ------------
                                                                                                              15,667,757
                                                                                                            ------------

             Indiana - 4.4%
 2,000,000   Indiana Transportation Finance Authority Highway,
             5.375%, 12/01/2025 ...............................................     Aa2         AA             2,000,600
 4,500,000   Indianapolis Independent Airport Authority
             Revenue Bond,
             7.100%, 1/15/2017 ................................................    Baa2         BBB            4,764,915
                                                                                                            ------------
                                                                                                               6,765,515
                                                                                                            ------------

             Kansas - 1.0%
 1,350,000   Kansas City Utility Systems Pre-Refunded
             Revenue Bond,
             6.375%, 9/01/2023 ................................................     Aaa         AAA            1,478,412

             Kentucky - 1.9%
 3,000,000   Kenton County Kentucky Airport Board Revenue,
             7.500%, 2/01/2020 ................................................     Ba3         BB+            2,890,830

             Massachusetts - 7.0%
 1,870,000   Massachusetts State Housing Finance Agency,
             6.600%, 12/01/2026 ...............................................     Aa2         AA             1,926,549

 2,500,000   Massachusetts State Housing Finance Agency
             Revenue Bond,
             6.300%, 10/01/2013 ...............................................     A1          A+             2,579,650
 2,000,000   Massachusetts State Turnpike Authority,
             5.000%, 1/01/2039 ................................................     Aaa         AAA            1,839,660
 5,000,000   Massachusetts State Water Resources Authority,
             4.750%, 8/1/2037 .................................................     Aaa         AAA            4,388,850
                                                                                                            ------------
                                                                                                              10,734,709
                                                                                                            ------------

             Mississippi - 3.2%
 2,000,000   Lowndes County Mississippi Solid Waste Disposal,
             6.700%, 4/01/2022 ................................................     A3          A-             2,199,900
 2,500,000   Lowndes County Mississippi Solid Waste Disposal,
             6.800%, 4/01/2022 ................................................     A3          A-             2,713,775
                                                                                                            ------------
                                                                                                               4,913,675
                                                                                                            ------------

             New York - 14.1%
 1,500,000   New York New York,
             6.000%, 5/15/2030 ................................................     A2          A              1,572,510
 4,000,000   New York State Dormitory Authority
             Revenue Bond,
             5.500%, 5/15/2013 ................................................     A3         AA-             4,239,200
 2,740,000   New York State Dormitory Authority
             Revenue Bond,
             5.750%, 7/01/2013 ................................................     A3         AA-             2,983,038
 3,000,000   New York State Medical Care Facilities
             Finance Agency  Pre-Refunded Revenue Bond,
             5.250%, 8/15/2014 ................................................     A3         AA-             3,028,530
 1,000,000   Onondaga County Industrial Development
             Agency Revenue Bond,
             9.000%, 10/01/2007 ...............................................     A3          A-             1,226,490
 1,465,000   Port Authority of New York & New Jersey,
             5.800%, 12/01/2012 ...............................................     A1         AA-             1,527,951
 2,000,000   Port Authority of New York & New Jersey Special
             Obligation Revenue Bond,
             7.000%, 10/01/2007 ...............................................     -           -              2,131,600
 5,000,000   Triborough Bridge & Tunnel Authority New York,
             5.000%, 1/01/2032 ................................................     Aa3        AA-             4,711,600
                                                                                                            ------------
                                                                                                              21,420,919
                                                                                                            ------------

             Ohio - 3.5%
 2,800,000   Cleveland Ohio Airport Special Revenue,
             5.700%, 12/1/2019 ................................................     B2         BB-             1,993,012
 3,000,000   Cleveland Public Power Systems Pre-Refunded
             Revenue Bond,
             7.000%, 11/15/2024 ...............................................     Aaa         AAA            3,390,810
                                                                                                            ------------
                                                                                                               5,383,822
                                                                                                            ------------

             Oregon - 2.8%
 4,000,000   Western Generation Agency Revenue Bond,
             7.400%, 1/1/2016 .................................................      -           -             4,200,000
                                                                                                            ------------

             Pennsylvania - 13.9%
 2,725,000   Pennsylvania Convention Center Revenue Bond,
             6.700%, 9/01/2014 ................................................    Baa2         BBB            2,878,853
 2,000,000   Pennsylvania Convention Center Revenue Bond,
             6.750%, 9/01/2019 ................................................    Baa2         BBB            2,112,800
 3,000,000   Pennsylvania Economic Development Financing,
             5.375%, 3/01/2031 ................................................     Aa3         AA-            2,853,750
 3,000,000   Pennsylvania Economic Development Financing
             Authority Revenue Bond, 6.600%, 1/01/2019 ........................      -         BBB-            3,018,720

                 See accompanying notes to financial statements.

Investments as of December 31, 2001

                                                                                Ratings(c)(unaudited)
                                                                                ---------------------
 Principal                                                                                  Standard
   Amount    Description                                                         Moody's    & Poor's          Value (a)
--------------------------------------------------------------------------------------------------------------------------
             Pennsylvania - continued
$4,000,000   Pennsylvania Economic Development Financing
             Authority Revenue Bond,
             7.150%, 12/01/2018 ...............................................     -          BBB-         $  4,175,560
 3,000,000   Pennsylvania Economic Development Financing
             Authority Revenue Bond,
             7.600%, 12/01/2024 ...............................................    Baa3         BBB            3,170,040
 3,125,000   Pennsylvania State Turnpike
             Commission Revenue,
             5.000%, 12/01/2026 ...............................................     Aaa         AAA            2,983,563
                                                                                                            ------------
                                                                                                              21,193,286
                                                                                                            ------------

             Puerto Rico - 4.8%
 3,000,000   Puerto Rico Commonwealth,
             4.750%, 7/01/2023 ................................................     Aaa         AAA            2,815,440
 2,000,000   Puerto Rico Commonwealth Infrastructure
             Financing Authority,
             5.500%, 10/01/2040 ...............................................     Aaa         AAA            2,051,380
 2,500,000   Puerto Rico Electric Power Authority Power,
             5.250%, 7/01/2029 ................................................     Aaa         AAA            2,505,550
                                                                                                            ------------
                                                                                                               7,372,370
                                                                                                            ------------

             Tennessee - 1.7%
 2,500,000   Maury County Industrial Development Board
             Revenue Bond,
             6.500%, 9/01/2024 ................................................     A2         BBB+            2,604,400
                                                                                                            ------------

             Texas - 7.9%
 2,000,000   Alliance Airport Authority Revenue Bond,
             6.375%, 4/01/2021 ................................................    Baa2         BBB            2,040,420
 1,900,000   Denton County Texas,
             5.125%, 7/15/2026 ................................................     Aa2         AA             1,839,428
 2,000,000   Houston Texas Independent School District,
             4.750%, 2/15/2026 ................................................     Aaa         AAA            1,795,940
 3,000,000   Houston Texas Water & Sewer Systems Revenue,
             5.250%, 12/01/2023 ...............................................     Aaa         AAA            2,938,680
 3,250,000   San Antonio Texas Electric & Gas Revenue,
             5.750%, 2/01/2017 ................................................     Aa1         AA             3,399,207
                                                                                                            ------------
                                                                                                              12,013,675
                                                                                                            ------------

             Washington - 4.7%
 5,000,000   Central Puget Sound Washington Regional,
             4.750%, 2/1/2028 .................................................     Aaa         AAA            4,452,000
 3,000,000   Washington State,
             4.500%, 7/01/2023 ................................................     Aaa         AAA            2,652,120
                                                                                                            ------------
                                                                                                               7,104,120
                                                                                                            ------------
             Total Tax Exempt Obligations
             (Identified Cost $144,868,798) ...................................                              149,970,921
                                                                                                            ------------

             Short Term Investment - 0.8%
$1,265,000   Repurchase Agreement with
             State Street Bank and Trust Co.
             dated 12/31/2001 at 0.85%
             to be repurchased at $1,265,060
             on 1/02/2002, collateralized by
             $1,240,000 U.S. Treasury Bond,
             6.000%, due 2/15/2026
             valued at $1,293,280 ......................................................................     $ 1,265,000
                                                                                                            ------------

             Total Short Term Investment
             (Identified Cost $1,265,000) ..............................................................       1,265,000
                                                                                                            ------------

             Total Investments - 99.2%
             (Identified Cost $146,133,798)(b) .........................................................     151,235,921
             Other assets less liabilities .............................................................       1,164,189
                                                                                                            ------------
             Total Net Assets - 100%                                                                        $152,400,110
                                                                                                            ============

(a)  See Note 2a of Notes to Financial Statements.

(b)  Federal Tax Information:

     At December 31, 2001, the net unrealized appreciation on investments based on cost of $145,849,281 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost ...............................................................    $  6,392,928
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value ................................................      (1,006,288)
                                                                                                            ------------
     Net unrealized appreciation .......................................................................    $  5,386,640
                                                                                                            ============

     At December 31, 2001, the Fund had a capital loss carryover of approximately $5,638,070 of which $2,797,335 expires on December 31, 2002, $25,731 expires on December 31, 2005 and $2,815,004 expires on December 31,
     2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     At December 31, 2001, the components of distributable earnings, excluding unrealized appreciation/depreciation disclosed above, on a tax basis, consisted of $449,754 of undistributed ordinary income and $0 of long-term capital gains.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2001. Securities are generally rated at the time of issuance.
     The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.


MBIA Municipal Bond Investors Assurance Corp.



10              See accompanying notes to financial statements.

           MASSACHUSETTS TAX FREE INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

Tax Exempt Obligations -- 97.4% of Total Net Assets

                                                                                Ratings(c)(unaudited)
                                                                                ---------------------
 Principal                                                                                  Standard
   Amount    Description                                                         Moody's    & Poor's          Value (a)
--------------------------------------------------------------------------------------------------------------------------
             Boston Massachusetts Water and
             Sewer Commission Revenue - 2.5%
$2,575,000   General Senior Series D,
             5.000%, 11/01/2028 ...............................................     Aaa         AAA         $  2,450,730
                                                                                                            ------------
             Denver Company City and County
             Special Facilities - 1.4%
 2,000,000   Facilities Airport Revenue,
             6.875%, 10/01/2032 ...............................................     B2          BB-            1,338,800
                                                                                                            ------------

             Guam Airport Authority - 1.6%
 1,500,000   Airport Authority Revenue Bond, Series B,
             6.600%, 10/01/2010 ...............................................      -          BBB            1,546,275
                                                                                                            ------------

             Massachusetts Bay Transportation
             Authority - 2.0%
 2,000,000   Assessment Series A,
             5.250%, 7/01/2030 ................................................     Aa1         AAA            1,970,920
                                                                                                            ------------

             Massachusetts State Port
             Authority - 1.8%
 1,750,000   Delta Air Lines, Inc. Project Series A,
             5.500%, 1/01/2019 ................................................     Aaa         AAA            1,751,330

             Metropolitan Pier & Expo
             Illinois - 4.7%
 4,500,000   McCormick Place Expansion Project Series A,
             5.500%, 12/15/2024 ...............................................     Aaa         AAA            4,610,700
                                                                                                            ------------

             Massachusetts Municipal Wholesale
             Electric Co. - 4.3%
 1,500,000   Wholesale Electric,
             6.750%, 7/01/2008 ................................................    Baa2        BBB+            1,566,990
 2,500,000   Wholesale Electric,
             6.750%, 7/01/2011 ................................................    Baa2        BBB+            2,611,650
                                                                                                            ------------
                                                                                                               4,178,640
                                                                                                            ------------

             Massachusetts State - 4.7%
 4,000,000   State Refunding, Series A,
             6.500%, 11/01/2014, (MBIA insured) ...............................     Aaa         AAA            4,649,480
                                                                                                            ------------

             Massachusetts State Development
             Finance Agency - 14.3%
 2,655,000   Concord-Assabet Family Services,
             5.900%, 11/01/2018 ...............................................     Ba2          -             1,646,100
 3,000,000   Health Care Facility Alliance,
             7.100%, 7/01/2032 ................................................      -           -             2,937,780
 4,000,000   Mount Holyoke College,
             5.250%, 7/01/2031 ................................................     Aa3         AA-            3,935,120
 2,500,000   Ogden Haverhill A Rmk,
             6.700%, 12/01/2014 ...............................................      -          BBB            2,634,850
 2,800,000   Refunding Springfield Resource Recovery-A,
             5.625%, 6/01/2019 ................................................     A3           -             2,806,944
                                                                                                            ------------
                                                                                                              13,960,794
                                                                                                            ------------

             Massachusetts State Health & Education
             Facility Authority - 24.9%
 1,500,000   Beverly Hospital Rib,
             9.570%, 6/18/2020, (MBIA insured)(d) .............................     Aaa         AAA            1,595,670
 3,000,000   Dana Farber, Series G-1,
             6.250%, 12/01/2022 ...............................................     A1           A             3,078,570
 1,000,000   Faulkner Hospital, Series C, Pre-Refunded,
             6.000%, 7/01/2013 ................................................    Baa1          -             1,073,430
 3,000,000   Harvard University, Series N,
             6.250%, 4/01/2020 ................................................     Aaa         AAA            3,437,250
 2,000,000   Harvard University, Series W,
             6.000%, 7/01/2035 ................................................     Aaa         AAA            2,244,560
 1,000,000   New England Deaconess Hospital, Series D,
             Pre-Refunded,
             6.875%, 4/01/2022, (AMBAC insured) ...............................     Aaa         AAA            1,033,030
 1,190,000   New England Medical Center, Series F,
             6.625%, 7/01/2025, (FGIC insured) ................................     Aaa         AAA            1,237,945
 6,000,000   Nichols College , Series C,
             6.000%, 10/01/2017 ...............................................      -          BB+            5,535,000
 2,000,000   Partners Healthcare Systems Series B,
             5.250%, 7/01/2029 ................................................     A1          AA-            1,854,880
 2,000,000   Partners Healthcare Systems Series C,
             5.750%, 7/01/2021 ................................................     A1          AA-            2,006,240
 1,265,000   Wellesley College Series F,
             5.125%, 7/01/2039 ................................................     Aa1         AA+            1,205,419
                                                                                                            ------------
                                                                                                              24,301,994
                                                                                                            ------------

             Massachusetts State Housing
             Finance Agency - 7.8%
 1,000,000   Residential Development, Series A,
             6.900%, 11/15/2024, (FNMA insured) ...............................     Aaa         AAA            1,028,340
 2,500,000   Residential Development, Series E,
             6.250%, 11/15/2012, (FNMA insured) ...............................     Aaa         AAA            2,587,200
 1,300,000   Residential Development, Series I,
             6.900%, 11/15/2025, (FNMA insured) ...............................     Aaa         AAA            1,356,381
 2,600,000   Single Family Mortgage, Series 21,
             7.125%, 6/01/2025 ................................................     Aa2         AA             2,662,426
                                                                                                            ------------
                                                                                                               7,634,347
                                                                                                            ------------

             Massachusetts State Industrial
             Finance Agency - 2.3%
 2,000,000   FHA Briscoe House Assisted Living,
             7.125%, 2/01/2036 ................................................      -          AAA            2,208,500
                                                                                                            ------------
             Massachusetts State Turnpike
             Authority - 4.3%
 2,950,000   Metropolitan Highway System, Capital
             Appreciation Senior Series A,
             5.000%, 1/01/2037, (MBIA insured) ................................     Aaa         AAA            2,709,162
 3,000,000   Metropolitan Highway System, Capital
             Appreciation, Senior Series C,  Zero Coupon,
             1/01/2016, (MBIA insured) ........................................     Aaa         AAA            1,460,790
                                                                                                            ------------
                                                                                                               4,169,952
                                                                                                            ------------

             Massachusetts State Water Resources
             Authority - 5.7%
 1,000,000   General Series A,
             4.750%, 8/01/2027 ................................................     Aaa         AAA              909,110
 1,000,000   Refunding General Series B,
             4.500%, 8/01/2022 ................................................     Aaa         AAA              887,840
 3,240,000   Series A (FGIC insured),
             6.500%, 7/15/2019 ................................................     Aaa         AAA            3,782,149
                                                                                                            ------------
                                                                                                               5,579,099
                                                                                                            ------------

             New England Education Loan
             Marketing - 3.5%
 3,000,000   Student Loan Revenue Bond, Sub-Issue H,
             6.900%, 11/01/2009 ...............................................     A3           -             3,398,310
                                                                                                            ------------

             Puerto Rico Commonwealth
             Aqueduct & Sewer Authority - 4.6%
 3,000,000   Aqueduct & Sewer Authority,
             6.250%, 7/01/2013 ................................................    Baa1          A             3,412,110
   905,000   Aqueduct & Sewer Authority,
             10.250%, 7/01/2009 ...............................................     Aaa         AAA            1,136,608
                                                                                                            ------------
                                                                                                               4,548,718
                                                                                                            ------------

             Puerto Rico Commonwealth
             Infrastructure - 2.6%
 2,500,000   Series A,
             5.500%, 10/01/2040 ...............................................     Aaa         AAA            2,564,225
                                                                                                            ------------



                 See accompanying notes to financial statements.              11

Investments as of December 31, 2001

                                                                                Ratings(c)(unaudited)
                                                                                ---------------------
 Principal                                                                                  Standard
   Amount    Description                                                         Moody's    & Poor's          Value (a)
--------------------------------------------------------------------------------------------------------------------------
             Route 3 North Transportation
             Improvement - 1.6%
 1,550,000   5.375%, 6/15/2033 ................................................     Aaa         AAA            1,550,465
                                                                                                            ------------

             US Virgin Islands Public Finance
             Authority Pre-Refunded
             Revenue Bond - 2.8%
 2,545,000   Public Finance Authority,
             Pre-Refunded Revenue Bond,
             7.250%, 10/01/2018                                                      -          AAA            2,702,179
                                                                                                            ------------


             Total Tax Exempt Obligations
             (Identified Cost $95,260,331)                                                                    95,115,458
                                                                                                            ------------

             Short Term Investment - 1.3%
 1,300,000   Repurchase Agreement with
             State Street Bank and Trust Co.
             dated 12/31/2001 at 0.85%
             to be repurchased at $1,300,061
             on 1/02/2002, collateralized by
             $1,275,000 U.S. Treasury Bond,
             6.00%, due 2/15/2026
             valued at $1,329,784 .................................................................            1,300,000
                                                                                                            ------------
             Total Short Term Investment
             (Identified Cost $1,300,000) .........................................................            1,300,000
                                                                                                            ------------
             Total Investments - 98.7%
             (Identified Cost $96,560,331) (b) ....................................................           96,415,458
             Other assets less liabilities ........................................................            1,273,387
                                                                                                            ------------
             Total Net Assets - 100%                                                                        $ 97,688,845
                                                                                                            ============


(a)  See Note 2a of Notes to Financial Statements.

(b)  Federal Tax Information:

     At December 31, 2001, the net unrealized depreciation on investments based on cost of $96,559,108 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost ...........................................         $  2,524,231
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value ...........................................           (2,667,881)
                                                                                                            ------------
     Net unrealized depreciation                                                                            $   (143,650)
                                                                                                            ============

     At December 31, 2001, the Fund had a capital loss carryover of approximately $2,364,831 of which $2,248,331 expires on December 31, 2007 and $116,500 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     At December 31, 2001, the components of distributable earnings, excluding unrealized appreciation/depreciation disclosed above, on a tax basis, consisted of $170,693 of undistributed ordinary income and $0 of long-term capital gains.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2001. Securities are generally rated at the time of issuance.
     The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)  Inverse floating rate security


AMBAC           American Municipal Bond Assurance Corp.
FGIC            Financial Guarantee Insurance Company
FNMA            Federal National Mortgage Association
MBIA            Municipal Bond Investors Assurance Corp.
Rib             Residual interest bond


12              See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

December 31, 2001

                                                                                                          Massachusetts
                                                                                  Municipal Income       Tax Free Income
                                                                                         Fund                 Fund
                                                                                  ----------------       ---------------
ASSETS
        Investments at cost ..................................................      $ 146,133,798       $  96,560,331
        Net unrealized appreciation (depreciation) ...........................          5,102,123            (144,873)
                                                                                    -------------       -------------
                Investments at value .........................................        151,235,921          96,415,458
        Cash .................................................................                124                 311
        Receivable for Fund shares sold ......................................            123,869               4,536
        Interest receivable ..................................................          2,646,040           1,664,988
                                                                                    -------------       -------------
                TOTAL ASSETS .................................................        154,005,954          98,085,293
                                                                                    -------------       -------------

LIABILITIES
        Payable for Fund shares redeemed .....................................          1,183,518              37,465
        Dividends payable ....................................................            215,881             106,631
        Management fees payable ..............................................             59,604             167,866
        Deferred Trustees' fees ..............................................             61,174              22,276
        Transfer agent fees payable ..........................................             24,163              16,522
        Accounting and administrative fees payable ...........................              6,488               4,135
        Other accounts payable and accrued expenses ..........................             55,016              41,553
                                                                                    -------------       -------------
                TOTAL LIABILITIES ............................................          1,605,844             396,448
                                                                                    -------------       -------------

NET ASSETS ...................................................................      $ 152,400,110       $  97,688,845
                                                                                    =============       =============

NET ASSETS CONSIST OF:
        Paid in capital ......................................................      $ 153,641,285       $ 100,438,251
        Undistributed net investment income ..................................            172,699              41,608
        Accumulated net realized gain (loss) on investments ..................         (6,515,997)         (2,646,141)
        Net unrealized appreciation (depreciation) of investments ............          5,102,123            (144,873)
                                                                                    -------------       -------------
NET ASSETS ...................................................................      $ 152,400,110       $  97,688,845
                                                                                    =============       =============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
        Class A shares:
                Net assets ...................................................      $ 137,851,513       $  89,376,220
                                                                                    =============       =============
                Shares of beneficial interest ................................         19,009,196           5,649,554
                                                                                    =============       =============
                Net asset value and redemption price per share ...............         $     7.25          $    15.82
                                                                                       ==========          ==========
                Offering price per share .....................................         $     7.59          $    16.52
                                                                                       ==========          ==========
        Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
                Net assets ...................................................      $  14,548,597       $   8,312,625
                                                                                    =============       =============
                Shares of beneficial interest ................................          2,005,832             526,622
                                                                                    =============       =============
                Net asset value and offering price per share .................         $     7.25          $    15.78
                                                                                       ==========          ==========


                See accompanying notes to financial statements.               13

                            STATEMENTS OF OPERATIONS


For the Year Ended December 31, 2001

                                                                                                    Massachusetts
                                                                               Municipal Income    Tax Free Income
                                                                                      Fund              Fund
                                                                               ----------------    ---------------
INVESTMENT INCOME
        Interest ............................................................      $ 9,405,383       $ 6,020,771
                                                                                   -----------       -----------

        Expenses
                Management fees .............................................          717,087           600,558
                Service and distribution fees - Class  A ....................          357,421           320,575
                Service and distribution fees - Class  B ....................          149,211            86,125
                Trustees' fees and expenses .................................           14,527            11,690
                Accounting and administrative ...............................           74,157            47,060
                Custodian ...................................................           84,976            75,901
                Transfer agent ..............................................          281,418           184,392
                Audit and tax services ......................................           29,900            29,037
                Legal .......................................................           11,321             7,109
                Printing ....................................................           35,239            25,667
                Registration ................................................           31,631            11,881
                Miscellaneous ...............................................            8,519             7,563

        Total expenses before reductions ....................................        1,795,407         1,407,558
                Less waiver/reimbursement ...................................                -           (14,608)
                                                                                   -----------       -----------


        Net expenses ........................................................        1,795,407         1,392,950
                                                                                   -----------       -----------
        Net investment income ...............................................        7,609,976         4,627,821
                                                                                   -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FUTURES CONTRACTS
        Realized gain (loss) on:
                Investments - net ...........................................        1,699,977           784,198
                Futures contracts - net .....................................         (123,938)           (7,281)
        Change in unrealized depreciation of investments - net ..............       (4,432,914)       (2,286,354)
                                                                                   -----------       -----------
        Net realized and unrealized loss on investments and futures contracts       (2,856,875)       (1,509,437)
                                                                                   -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............      $ 4,753,101       $ 3,118,384
                                                                                   ===========       ===========


14                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            Massachusetts
                                                                           Municipal Income                Tax Free Income
                                                                                  Fund                          Fund
                                                                     ----------------------------    ----------------------------

                                                                               Year Ended                     Year Ended
                                                                              December 31,                   December 31,
                                                                           2001           2000            2001           2000
                                                                     ----------------------------    ----------------------------
FROM OPERATIONS
        Net investment income ....................................   $  7,609,976    $  8,438,809    $  4,627,821    $  5,167,160
        Net realized gain on investments and futures contracts ...      1,576,039         819,863         776,917         509,203
        Net change in unrealized appreciation (depreciation)
           of investments ........................................     (4,432,914)      3,914,616      (2,286,354)      3,074,461
                                                                     ------------    ------------    ------------    ------------
        Increase (decrease) in net assets resulting from
           operations ............................................      4,753,101      13,173,288       3,118,384       8,750,824
                                                                     ------------    ------------    ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
        Net investment income
                Class A ..........................................     (6,957,695)     (7,750,121)     (4,279,023)     (4,741,935)
                Class B ..........................................       (613,563)       (680,002)       (346,489)       (386,686)
                                                                     ------------    ------------    ------------    ------------
                                                                       (7,571,258)     (8,430,123)     (4,625,512)     (5,128,621)
                                                                     ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE TRANSACTIONS .........................     (1,840,581)    (16,157,951)     (1,303,920)     (9,266,215)
                                                                     ------------    ------------    ------------    ------------
Total increase (decrease) in net assets ..........................     (4,658,738)    (11,414,786)     (2,811,048)     (5,644,012)
NET ASSETS
        Beginning of the period ..................................    157,058,848     168,473,634     100,499,893     106,143,905
                                                                     ------------    ------------    ------------    ------------
        End of the period ........................................   $152,400,110    $157,058,848    $ 97,688,845    $100,499,893
                                                                     ============    ============    ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME ..............................   $    172,699    $     97,636    $     41,608    $     41,608
                                                                     ============    ============    ============    ============


                See accompanying notes to financial statements.               15

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                               Income (loss) from investment operations:                   Less distributions:
                               -----------------------------------------                   -------------------
                                                   Net
                                                realized
                        Net asset                  and                  Dividends  Distributions
                          value,       Net     unrealized     Total       from         from                      Net asset
                        beginning  investment     gain         from        net         net                         value,     Total
                           of        income     (loss) on   investment  investment   realized        Total         end of     return
                        the period   (loss)    investments  operations    income   capital gains  distributions  the period  (%)(a)
                        ----------   ------    -----------  ----------    ------   -------------  -------------  ----------  ------

MUNICIPAL INCOME FUND
---------------------
        Class A
------------------------------------------------------------------------------------------------------------------------------------
        12/31/2001(d)     $ 7.39     $0.36       $(0.14)     $ 0.22      $(0.36)      $   --         $(0.36)      $ 7.25     3.0
------------------------------------------------------------------------------------------------------------------------------------
        12/31/2000          7.17      0.40         0.21        0.61       (0.39)          --          (0.39)        7.39     8.8
        12/31/1999          7.76      0.39        (0.59)      (0.20)      (0.39)          --          (0.39)        7.17    (2.8)
        12/31/1998          7.75      0.39         0.01        0.40       (0.39)          --          (0.39)        7.76     5.3
        12/31/1997          7.53      0.40         0.23        0.63       (0.41)          --          (0.41)        7.75     8.6

        Class B
------------------------------------------------------------------------------------------------------------------------------------
        12/31/2001(d)       7.39      0.31        (0.14)       0.17       (0.31)          --          (0.31)        7.25     2.2
------------------------------------------------------------------------------------------------------------------------------------
        12/31/2000          7.17      0.35         0.21        0.56       (0.34)          --          (0.34)        7.39     8.0
        12/31/1999          7.76      0.33        (0.59)      (0.26)      (0.33)          --          (0.33)        7.17    (3.5)
        12/31/1998          7.75      0.33         0.01        0.34       (0.33)          --          (0.33)        7.76     4.5
        12/31/1997          7.53      0.34         0.23        0.57       (0.35)          --          (0.35)        7.75     7.8


MASSACHUSETTS TAX FREE INCOME FUND
----------------------------------
        Class A
------------------------------------------------------------------------------------------------------------------------------------
        12/31/2001(d)     $16.06     $0.75       $(0.24)     $ 0.51      $(0.75)      $   --         $(0.75)      $15.82     3.2(b)
------------------------------------------------------------------------------------------------------------------------------------
        12/31/2000         15.48      0.82         0.57        1.39       (0.81)          --          (0.81)       16.06     9.3(b)
        12/31/1999         17.02      0.82        (1.50)      (0.68)      (0.83)       (0.03)         (0.86)       15.48    (4.1)(b)
        12/31/1998         17.13      0.86        (0.04)       0.82       (0.85)       (0.08)         (0.93)       17.02     4.9(b)
        12/31/1997         16.50      0.86         0.63        1.49       (0.86)          --          (0.86)       17.13     9.3(b)

        Class B
------------------------------------------------------------------------------------------------------------------------------------
        12/31/2001(d)      16.03      0.64        (0.24)       0.40       (0.65)          --          (0.65)       15.78     2.5(b)
------------------------------------------------------------------------------------------------------------------------------------
        12/31/2000         15.45      0.71         0.58        1.29       (0.71)          --          (0.71)       16.03     8.6(b)
        12/31/1999         16.98      0.71        (1.49)      (0.78)      (0.72)       (0.03)         (0.75)       15.45    (4.7)(b)
        12/31/1998         17.09      0.74        (0.03)       0.71       (0.74)       (0.08)         (0.82)       16.98     4.2(b)
        12/31/1997         16.47      0.76         0.62        1.38       (0.76)          --          (0.76)       17.09     8.6(b)



(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Municpal Income Fund was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. For Massachusetts Tax Free Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A shares and from 4.02% to 4.03% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


16              See accompanying notes to financial statements.


        Ratios to average net assets:
        -----------------------------


        Net assets,
          end of                        Net investment      Portfolio
        the period        Expenses          income          turnover
          (000)              (%)              (%)             rate(%)
        ----------        --------      --------------      --------




--------------------------------------------------------------------------------
         $137,852           1.07             4.89               80
--------------------------------------------------------------------------------
          142,539           0.95             5.39              156
          152,829           0.93             5.13              137
          172,643           0.93             5.03               26
          177,099           0.93             5.19               14


--------------------------------------------------------------------------------
           14,549           1.82             4.14               80
--------------------------------------------------------------------------------
           14,520           1.70             4.64              156
           15,644           1.68             4.38              137
           15,878           1.68             4.28               26
           13,356           1.68             4.44               14




--------------------------------------------------------------------------------
         $ 89,376           1.35(c)          4.67               60
--------------------------------------------------------------------------------
           91,785           1.13(c)          5.24               68
           97,270           1.00(c)          5.02               73
          113,910           1.00(c)          4.93              125
          113,869           1.00(c)          5.17              132


--------------------------------------------------------------------------------
            8,313           2.00(c)          4.03               60
--------------------------------------------------------------------------------
            8,715           1.78(c)          4.59               68
            8,874           1.65(c)          4.37               73
            9,026           1.65(c)          4.28              125
            7,399           1.65(c)          4.52              132

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2001

1. Organization. CDC Nvest Funds Trust I, formerly Nvest Funds Trust I, and CDC Nvest Funds Trust II, formerly Nvest Funds Trust II, (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the tax free income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.


CDC Nvest Funds Trust I:
CDC Nvest Municipal Income Fund (the "Municipal Income Fund"), formerly Nvest Municipal Income Fund


CDC Nvest Funds Trust II:
CDC Nvest Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund"), formerly Nvest Massachusetts Tax Free Income Fund

Each Fund offers Class A and Class B shares. Class A shares of Municipal Income Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997).

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain reclassifications were made to prior year amounts to conform with current year presentation.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.


b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Options. Each Fund may use options to hedge against changes in the values of securities the Funds own or expect to purchase. Writing puts and buying calls tends to increase a Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge a Fund's investments, the potential risk to the Fund is that the change in the value of option contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by the dealers.

d. Interest Rate Futures Contracts. Each Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Funds own or expect to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For the Year Ended December 31, 2001

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Trusts treat each Fund as a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of market discount. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the year ended December 31, 2001, purchases and sales of securities (excluding short-term investments) were as follows:


        Fund                               Purchases                 Sales
        ----                               ---------                 -----
Municipal Income Fund                    $ 124,207,509           $ 125,436,319
Massachusetts Tax Free Income Fund          58,534,561              60,923,214


4a. Management Fees and Other Transactions with Affiliates. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly for Municipal Income Fund and quarterly for Massachusetts Tax Free Income Fund, based on each Fund's average daily net assets:


                                       Percentage of Average Daily Net Assets
                                       --------------------------------------
                                                First           Over
        Fund                                $100 million    $100 million
        ----                                ------------    ------------
Municipal Income Fund                           0.500%          0.375%
Massachusetts Tax Free Income Fund              0.600%          0.500%


For the year ended December 31, 2001, the management fees and waivers for each Fund were as follows:


                           Gross    Waiver of      Net     Percentage of Average
                        Management  Management  Management    Daily Net Assets
        Fund                Fee        Fee         Fee       Gross         Net
        ----            ----------  ----------  ---------- ---------     -------
Municipal Income Fund   $ 717,087   $      -    $ 717,087    0.45%        0.45%
Massachusetts Tax Free
    Income Fund           600,558     14,608      585,950    0.60%        0.59%


CDC IXIS Advisers has entered into a subadvisory agreement for each Fund with Loomis, Sayles & Company, L.P. ("Loomis Sayles"). Payments to CDC IXIS Advisers are reduced by payments to the subadvisers. Prior to June, 2001, each Fund was subadvised by Back Bay Advisors, L.P. ("Back Bay"). CDC IXIS Advisers, Loomis Sayles and Back Bay are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds. Pursuant to an agreement among the Trusts, CDC Nvest Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

        (1)     Percentage of Eligible Average Daily Net Assets
                -----------------------------------------------
                     First            Next           Over
                  $5 billion      $5 billion     $10 billion
                    0.0350%         0.0325%        0.0300%

        or

        (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the Year Ended December 31, 2001

For the year ended December 31, 2001, amounts paid to CIS for accounting and administrative expense were as follows:

                                            Accounting
                                               And        Percentage of Average
        Fund                              Administrative    Daily Net Assets
        ----                              --------------    ----------------

Municipal Income Fund                         $ 74,157           0.047%
Massachusetts Tax Free Income Fund              47,060           0.047%


c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A and Class B shareholders pay service fees monthly representing the higher amount based on the following calculations:

     (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in bond funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                First                 Next                   Over
            $1.2 billion        Next $5 billion         $6.2 billion
            ------------        ---------------         ------------
                0.142%               0.135%                 0.130%

     Each Class of shares is subject to an annual class minimum of $18,000.

     or

     (2) An allocated portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

In addition, pursuant to other servicing agreements, shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the year ended December 31, 2001, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                             Transfer Agent
        Fund                                      Fee
        ----                                 --------------
Municipal Income Fund                         $ 239,636
Massachusetts Tax Free Income Fund              157,578


d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to each Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Also under the Class A Plan, Massachusetts Tax Free Income Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale the Fund's Class A shares.

Under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts.

Also under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B shares.

For the year ended December 31, 2001, the Funds paid the following service and distribution fees:

                                            Service Fee      Distribution Fee
                                            -----------      ----------------
                                        Class A   Class B   Class A     Class B
                                        -------   -------   -------     -------
Municipal Income Fund                 $ 357,421   $ 37,303  $      -   $ 111,908
Massachusetts Tax Free Income Fund      228,982     21,531    91,593      64,594

For the Year Ended  December 31, 2001



Prior to September 13, 1993, for Municipal Income Fund, to the extent that reimburseable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2001 were $1,700,600.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the year ended December 31, 2001 were as follows:

      Fund
      ----
      Municipal Income Fund                        $ 132,017
      Massachusetts Tax Free Income Fund              84,904



e. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America, L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Funds or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

5. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                            Year Ended                     Year Ended
                                                                         December 31, 2001              December 31, 2000
                                                                    --------------------------      --------------------------
Municipal Income Fund                                                  Shares         Amount          Shares        Amount
---------------------                                               ----------    ------------      ----------    ------------
Class A
-------
   Shares sold ...................................................   2,337,838    $ 17,278,030         914,212    $  6,619,134
   Shares issued in connection with the reinvestment of:
           Dividends from net investment income ..................     630,423       4,666,919         730,138       5,295,697
                                                                    ----------    ------------      ----------    ------------
                                                                     2,968,261      21,944,949       1,644,350      11,914,831
   Shares repurchased ............................................  (3,251,737)    (24,090,858)     (3,677,160)    (26,511,156)
                                                                    ----------    ------------      ----------    ------------
   Net increase (decrease) .......................................    (283,476)   $ (2,145,909)     (2,032,810)   $(14,596,325)
                                                                    ----------    ------------      ----------    ------------

Class B
-------
   Shares sold ...................................................     345,205    $  2,561,560         287,955    $  2,090,539
   Shares issued in connection with the reinvestment of:
           Dividends from net investment income ..................      45,127         334,174          50,401         365,704
                                                                    ----------    ------------      ----------    ------------
                                                                       390,332       2,895,734         338,356       2,456,243
   Shares repurchased ............................................    (349,414)     (2,590,406)       (556,033)     (4,017,869)
                                                                    ----------    ------------      ----------    ------------
   Net increase (decrease) .......................................      40,918    $    305,328        (217,677)   $ (1,561,626)
                                                                    ----------    ------------      ----------    ------------
   Increase (decrease) derived from capital shares transactions ..    (242,558)   $ (1,840,581)     (2,250,487)   $(16,157,951)
                                                                    ==========    ============      ==========    ============

For the Year Ended  December 31, 2001

                                                                             Year Ended                     Year Ended
                                                                          December 31, 2001              December 31, 2000
                                                                     --------------------------      --------------------------
Massachusetts Tax Free Income Fund                                     Shares         Amount          Shares        Amount
----------------------------------                                   ----------    ------------      ----------    ------------
Class A
-------
        Shares sold .............................................      509,197    $  8,157,232         408,646    $  6,382,632
        Shares issued in connection with the reinvestment of:
                Dividends from net investment income ............      187,505       3,002,608         217,950       3,409,985
                                                                      --------    ------------        --------    ------------
                                                                       696,702      11,159,840         626,596       9,792,617
        Shares repurchased ......................................     (761,186)    (12,187,109)     (1,195,990)    (18,590,931)
                                                                      --------    ------------        --------    ------------
        Net increase (decrease) .................................      (64,484)   $ (1,027,269)       (569,394)   $ (8,798,314)
                                                                      --------    ------------        --------    ------------
Class B
-------
        Shares sold .............................................       69,544    $  1,113,757          79,931    $  1,248,728
        Shares issued in connection with the reinvestment of:
          Dividends from net investment income ..................       11,907         190,203          15,136         236,083
                                                                      --------    ------------        --------    ------------
                                                                        81,451       1,303,960          95,067       1,484,811
        Shares repurchased ......................................      (98,615)     (1,580,611)       (125,688)     (1,952,712)
                                                                      --------    ------------        --------    ------------
        Net increase (decrease) .................................      (17,164)   $   (276,651)        (30,621)   $   (467,901)
                                                                      --------    ------------        --------    ------------
        Increase (decrease) derived from capital shares
           transactions .........................................      (81,648)   $ (1,303,920)       (600,015)   $ (9,266,215)
                                                                      ========    ============        ========    ============

6. Contingent Expense Obligation. CDC IXIS Advisers has given a binding undertaking to Massachusetts Tax Free Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This limitation is in effect until May 1, 2002 and will be reevaluated on an annual basis.

If in the year following a deferral or reimbursement of expenses the actual operating expenses of the Fund are less than its expense limit, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At December 31, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                  Expense Limit as a Percentage
                                   of Average Daily Net Assets      Cumulative Expenses Waived
                                  -----------------------------        or Reimbursed Subject
                                       Class A     Class B               to Future Payment
                                       -------     -------               -----------------
Massachusetts Tax Free Income Fund      1.40%       2.05%                     $ 14,608

Prior to May 1, 2001, expenses were limited to the annual rates of 1.20% and 1.85% of the average net assets of the Fund's Class A and Class B shares, respectively.

7. Concentration of Credit. At December 31, 2001, the Municipal Income Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: Transportation 10.9%, Airlines 13.6%, Utilities 13.7%, Industrial Development 13.9% and Pollution Control 14.7%. The Fund also had more than 10% of its net assets invested in : California 10.4%, Pennsylvania 13.9%, Illinois 10.3% and New York 14.1%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

The Massachusetts Tax Fee Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At December 31, 2001, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets:
Education 17.0%, Utilities 11.4%, Industrial Development 10.5% and Health Care 11.3%. The Fund had investments in securities of issuers insured by Municipal Bond Investors Assurance Corporation (MBIA) which aggregated 10.7% of its net assets at December 31, 2001.



8. Change in Accounting Principle. As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. Prior to January 1, 2001, the Funds did not accrete discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in a $396,338 increase in cost of securities and a corresponding $396,338 decrease in net unrealized appreciation (depreciation) for Municipal Income Fund and a $15,534 increase in cost of securities and a corresponding $15,534 decrease in net unrealized appreciation (depreciation) for Massachusetts Tax Free Income Fund, based on securities held by the Funds on January 1, 2001.

The effect of this change for the period ended December 31, 2001, for Municipal Income Fund, was to increase net investment income by $78,541, decrease net unrealized appreciation (depreciation) by $21,420 and decrease net realized gains (losses) by $57,121. The effect of this change, for Massachusetts Tax Free Income Fund, was to increase net investment income by $2,309, increase net unrealized appreciation (depreciation) by $14,311 and decrease net realized gains (losses) by $16,620. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CDC Nvest Municipal Income Fund, a series of CDC Nvest Funds Trust I and CDC Nvest Massachusetts Tax Free Income Fund, a series of CDC Nvest Funds Trust II (the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2002

                 ADDITIONAL INFORMATION - MUNICIPAL INCOME FUND

Shareholder Meeting (unaudited). At a special shareholders' meeting held on September 28, 2001, Shareholders of the CDC Nvest Municipal Income Fund voted for the following proposals:

1. Approval of a new subadvisory agreement among CDC Nvest Funds Trust I (hereinafter referred to as the "Trust"), on behalf of CDC Nvest Municipal Income Fund (hereinafter referred to as the "Fund"), CDC IXIS Asset Management Advisers, L.P. and Loomis Sayles & Company, L.P.

        Voted For       Voted Against     Abstained Votes     Total Votes
        ---------       -------------     ---------------     -----------

     12,102,254.313      177,956.247       356,697.145      12,636,907.705

2a. Proposal to amend the Fund's fundamental policy relating to diversification.


      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------
    9,615,106.251      251,554.193           633,077.261          2,137,170.000        12,636,907.705

2b.  Proposal to amend the Fund's fundamental policy relating to industry concentration.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,145,325.878      618,218.956           736,192.871          2,137,170.000        12,636,907.705

2c.  Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,076,591.622      686,444.235           736,701.848          2,137,170.000        12,636,907.705

2d.  Proposal to amend the Fund's fundamental policy regarding borrowing.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,048,089.533      388,717.025          1,062,931.147         2,137,170.000        12,636,907.705

2e.  Proposal to amend the Fund's fundamental policy regarding loans.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,043,337.806      433,295.800          1,023,104.099         2,137,170.000        12,636,907.705

2f.  Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of real estate.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,203,636.453      618,460.925           677,640.327          2,137,170.000        12,636,907.705

2g.  Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of commodities.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,185,899.206      638,858.398           674,980.101          2,137,170.000        12,636,907.705

2h.  Proposal to amend the Fund's fundamental policy relating to issuing senior securities.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,454,044.730      396,846.905           648,846.070          2,137,170.000        12,636,907.705

2i.  Proposal to reclassify the Fund's fundamental policy regarding options and warrants.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,098,904.926      392,860.671          1,007,972.108         2,137,170.000        12,636,907.705

2j.  Proposal to eliminate the Fund's fundamental policy regarding pledging.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    8,953,038.447      848,467.976           698,231.282          2,137,170.000        12,636,907.705

2k.  Proposal to eliminate the Fund's fundamental policy concerning unseasoned businesses.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,015,764.921      724,502.905           759,469.879          2,137,170.000        12,636,907.705

2l. Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers.


      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------
    9,328,015.739      489,687.021           682,034.945          2,137,170.000        12,636,907.705

2m.  Proposal to eliminate the Fund's fundamental policy relating to exercising control or management.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,381,791.708      318,846.728           799,099.269          2,137,170.000        12,636,907.705

2n.  Proposal to eliminate the Fund's fundamental policy relating to joint trading accounts.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    8,970,217.400      360,943.329          1,168,576.976         2,137,170.000        12,636,907.705

2o.  Proposal to eliminate the Fund's fundamental policy relating to other investment companies.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    9,026,506.776      817,687.923           655,543.006          2,137,170.000        12,636,907.705


          ADDITIONAL INFORMATION -- MASSACHUSETTS TAX FREE INCOME FUND

Shareholder Meeting (unaudited). At a special shareholders' meeting held on September 28, 2001, Shareholders of the CDC Nvest Massachusettts Tax Free Income Fund voted for the following proposals:

1. Approval of a new subadvisory agreement among CDC Nvest Funds CDC Nvest Funds Trust II (hereinafter referred to as the "Trust"), on behalf of CDC Nvest Massachusetts Tax Free Income Fund (hereinafter referred to as the "Fund"), CDC IXIS Asset Management Advisers, L.P. and Loomis Sayles & Company, L.P.

        Voted For       Voted Against     Abstained Votes     Total Votes
        ---------       -------------     ---------------     -----------

      3,187,232.540      25,353.817         218,139.289      3,430,725.646

2a. Proposal to amend the Fund's fundamental policy relating to diversification.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------
    2,625,294.989       45,532.553           230,580.104           529,318.000         3,430,725.646

2b.  Proposal to amend the Fund's fundamental policy relating to industry concentration.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    2,573,884.125       85,463.856           242,059.665           529,318.000         3,430,725.646

2c.  Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    2,536,682.233      120,235.865           244,489.548           529,318.000         3,430,725.646

2d.  Proposal to amend the Fund's fundamental policy regarding borrowing.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    2,551,486.431      100,939.683           248,981.532           529,318.000         3,430,725.646


2e.  Proposal to amend the Fund's fundamental policy regarding loans.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    2,559,889.518      88,204.333            253,313.795           529,318.000         3,430,725.646


2f.  Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of real estate.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    2,591,516.064      61,630.847            248,260.735           529,318.000         3,430,725.646

2g.  Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of commodities.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------
    2,585,350.657       74,758.467           241,298.522           529,318.000         3,430,725.646

2h.  Proposal to amend the Fund's fundamental policy relating to issuing senior securities.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    2,576,303.614       83,545.250           241,558.782           529,318.000         3,430,725.646

2i.  Proposal to amend the Fund's fundamental policy prohibiting acting as an underwriter.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    2,587,697.714      51,833.897            261,876.035           529,318.000         3,430,725.646

2j.  Proposal to reclassify the Fund's fundamental policy regarding illiquid securities.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    2,527,807.508      114,516.202           259,083.936           529,318.000         3,430,725.646

2k.  Proposal to eliminate the Fund's fundamental policy regarding pledging.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    2,564,815.646      89,245.799            247,346.201           529,318.000         3,430,725.646

2l.  Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers.

      Voted For       Voted Against        Abstained Votes      Broker Non-Votes        Total Votes
      ---------       -------------        ---------------      ----------------        -----------

    2,572,618.640       74,453.471           254,335.535           529,318.000         3,430,725.646

                          SUPPLEMENT TO THE PROSPECTUS


 Supplement dated January 1, 2002 to the currently effective CDC Nvest Tax Free
                            Income Funds Prospectus


Effective March 1, 2002, all references to the Investment Builder Program minimum shall be revised to reflect a reduction in the minimum from $100 per month to $25 per month. The sections of the prospectuses affected are "It's Easy to Open an Account", "Buying Shares" and "Additional Investor Services."


Effective January 1, 2002 the following portfolio manager is added to the "Meet the Portfolio Managers" section:

MARTHA A. STROM

Martha Strom co-manages the Municipal Income Fund and Massachusetts Tax Free Income Fund. Ms. Strom is Vice President and Portfolio Manager of the Municipal Bond Investment Team of Loomis Sayles. Her investment career began with Loomis Sayles in 1988. Following a five- year period with Nuveen Investments where she was Assistant Vice President and Fixed Income Research Analyst, Ms. Strom rejoined Loomis Sayles in 2001. Ms. Strom received a B.S. from Boston University and has 13 years of investment management experience.

                             TRUSTEES' INFORMATION


The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.


                                                                                 Term of Office
                                              Position Held                      and Length of
Name, Age and Address                           with Fund                         Time Served
---------------------                 --------------------------------        --------------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (62)                      Trustee                        Until retirement*
399 Boylston Street                        Contract Review and                      18 years
Boston, MA  02116                      Governance Committee Member

Daniel M. Cain (57)                              Trustee                        Until retirement*
452 Fifth Avenue                     Chairman of the Audit Committee                 6 years
New York, NY  10018

Kenneth J. Cowan (70)                            Trustee                        Until retirement*
399 Boylston Street                  Chairman of the Contract Review and            27 years
Boston, MA  02116                          Governance Committee

Richard Darman (59)                              Trustee                        Until retirement*
1001 Pennsylvania Avenue, N.W.             Contract Review and                       6 years
Washington, D.C.  20004                 Governance Committee Member

Sandra O. Moose (60)                             Trustee                        Until retirement*
One Exchange Place                        Audit Committee Member                    20 years
Boston, MA  02109

John A. Shane (69)                               Trustee                        Until retirement*
200 Unicorn Park Drive                    Audit Committee Member                    20 years
Woburn, MA  01801


Pendleton P. White (71)                        Trustee                          Until retirement*
6 Breckenridge Lane                        Contract Review and                      21 years
Savannah, GA  31411                    Governance Committee Member



* All Trustees serve until retirement or resignation from the board. The current retirement age is 72.

                                                                      Number of
                      Principal Occupation(s)                     Portfolios in Fund
                        During Past 5 Years                        Complex Overseen             Other Directorships Held
----------------------------------------------------------       --------------------      ------------------------------------
  Douglas Dillon Professor and Director for the                          27                Director, Taubman Centers, Inc.
  Belfer Center of Science and International Affairs,                                      Board Member, USEC Inc.
  John F. Kennedy School of Government, Harvard University

  President and CEO, Cain Brothers & Company, Incorporated               27                Trustee, Universal Health Realty
  (investment banking)                                                                     Income Trust Director, eBenX, Inc.
                                                                                           Director, PASC

  Retired                                                                27                None

  Partner, The Carlyle Group (investments); Professor,                   27                Director, Frontier Ventures Corporation
  John F. Kennedy School of Government,                                                    Director, Neptune Communications
  Harvard University                                                                       Corporation Director, Enumerate
                                                                                           Solutions, Inc.

  Senior Vice President and Director, The Boston Consulting              27                Director, Verizon Communications
  Group, Inc. (management consulting)                                                      Director, Rohm and Haas Company

  President, Palmer Service Corporation                                  27                Director, Arch Communications Group, Inc.
  (venture capital organization)                                                           Director, Eastern Bank Corporation
                                                                                           Director, Gensym Corporation
                                                                                           Director, Overland Data, Inc.

   Retired                                                               27                None

                                                                                 Term of Office
                                              Position Held                      and Length of
Name, Age and Address                           with Fund                         Time Served
---------------------                 --------------------------------        --------------------
INTERESTED TRUSTEES
John T. Hailer (41)                              Trustee                         Not Applicable
399 Boylston Street                             President                            2 years
Boston, MA  02116

Peter S. Voss (55)                               Trustee                         Not Applicable
399 Boylston Street                       Chairman of the Board                     10 years
Boston, MA  02116

OFFICERS
Thomas P. Cunningham (56)                       Treasurer                        Not Applicable
399 Boylston Street
Boston, MA  02116

John E. Pelletier (37)                    Secretary and Clerk                    Not Applicable
399 Boylston Street
Boston, MA  02116


* Mr. Hailer is an interested person of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
     Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.

** Mr. Voss is an interested person of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
     Trusts: Director of CDC IXIS Asset Management Services; Director of CDC IXIS Asset Management Distribution Corporation; Director of AEW Capital Management, Inc. Director of Harris Associates, Inc.; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McConnell, Inc.

                                                                                   Number of
                      Principal Occupation(s)                                   Portfolios in Fund
                        During Past 5 Years                                      Complex Overseen     Other Directorships held
----------------------------------------------------------                     --------------------   -----------------------------

  President and Chief Executive Officer,                                              27               None*
  CDC IXIS Asset Management Distributors, L.P.;
  Senior Vice President, Fidelity Investments

  Director, President and Chief Executive Officer,                                    27               Trustee of Harris
  CDC IXIS Asset Management North America, L.P.                                                        Associates Investment Trust**



  Senior Vice President, CDC IXIS Asset Management Services;                          27               None
  Senior Vice President, CDC IXIS Asset Management Advisers;
  Vice President, Allmerica Financial Life Insurance and Annuity Company;
  Treasurer, Allmerica Investment Trust;
  Vice President, First Data Investor Services Group

  Senior Vice President, General Counsel, Secretary and Clerk,                        27               None
  CDC IXIS Distribution Corporation;
  Senior Vice President, General Counsel, Secretary and Clerk,
  CDC IXIS Asset Management Distributors, L.P.;
  Senior Vice President, General Counsel, Secretary and Clerk,
  CDC IXIS Asset Management Advisers, L.P.;
  Executive Vice President, General Counsel, Secretary, Clerk and Director
  CDC IXIS Asset Management Services;
  Senior Vice President and General Counsel, Funds Distributor, Inc.;
  Vice President and General Counsel, Boston Institutional Group;
  Senior Vice President and General Counsel,
  Financial Research Corporation

                             REGULAR INVESTING PAYS


                                           Five Good Reasons to Invest Regularly

1. It's an easy way to build assets.

2. It's convenient and effortless.

3. It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5. It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $25 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing


$100        0                                                         $ 95,837
$200        0                                                         $191,673
$500        0                                                         $479,183
          -------        --------       --------       --------       --------
          5 Years        10 Years       15 Years       20 Years       25 Years


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.


This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

Please call CDC Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                 CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                            CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                         CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                      CDC Nvest International Equity Fund
                 CDC Nvest Jurika & Voyles Relative Value Fund
                CDC Nvest Jurika & Voyles Small Cap Growth Fund
                        CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                  CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Mid Cap Growth Fund
                        CDC Nvest Municipal Income Fund
                             CDC Nvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                         CDC Nvest Star Small Cap Fund
                           CDC Nvest Star Value Fund
                         CDC Nvest Star Worldwide Fund
                        CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

  *Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                              INVESTMENT MANAGERS


AEW Management and Advisors            Montgomery Asset Management
Capital Growth Management              Reich & Tang Asset Management
Harris Associates/Oakmark Funds        RS Investment Management
Jurika & Voyles                        Vaughan, Nelson, Scarborough & McCullough
Loomis, Sayles & Company               Westpeak Global Advisors
Mercury Advisors
Miller Anderson


For current fund performance, ask your financial representative, access the CDC
    Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of Fund Facts.


This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.


CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.

  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com.

CDC NVEST FUNDS(SM)                                             PRESORT STANDARD
CDC IXIS Asset Management Disributors                             U.S. POSTAGE
                                                                      PAID
                                                                  BROCKTON, MA
                                                                 PERMIT NO. 770


------------------------

P.O. Box 8551


Boston, Massachusetts


02266-8551

------------------------

www.cdcnvestfunds.com

                            To the household of:



















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